EXHIBIT 10.1

                     SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT

         SIXTH AMENDMENT, made and entered into effective as of the 1st day of July, 1995, to the Employment Agreement, dated as of June 30, 1986, by and between SOUND ADVICE, INC., a Florida corporation (the "Employer"), and PETER BESHOURI (the "Employee"), as previously amended by that First Amendment to Employment Agreement, dated as of May 15, 1989, that Second Amendment to Employment Agreement, dated as of October 27, 1989, that Third Amendment to Employment Agreement, dated as of July 1, 1992, that Fourth Amendment to Employment Agreement, dated as of July 1, 1993, and that Fifth Amendment to Employment Agreement, dated as of July 1, 1994 (collectively, the "Agreement").

                              W I T N E S S E T H :

         WHEREAS, the Employee and the Employer mutually desire and each of them is willing, in accordance with the terms and conditions specifically restated, added, deleted or otherwise set forth below, to amend the Agreement, it being understood by the Employee and the Employer that all terms and conditions of the Agreement not otherwise modified by this Sixth Amendment thereto shall remain effective and continue operating in full force throughout the entire term of the Agreement, as amended.

         NOW, THEREFORE, for and in consideration of the covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

         1. TERM. Section 2 of the Agreement is hereby amended to provide that the term of the Agreement is hereby extended for another year or until June 30, 1996.

         2. BONUS. In lieu of any bonus arrangement set forth in Section 4(b) of the Agreement, the Employee shall be entitled to participate in the Employer's annual incentive bonus plan and long term incentive stock option program adopted in December 1994 by the Employer's Board of Directors and the Stock Option Committee thereof, respectively.

         3. EFFECT. Except as otherwise modified by this Sixth Amendment, all terms, conditions and provisions of the Agreement shall remain effective and continue operating in full force throughout the entire term of the Agreement, as amended.

         4. CAPTIONS. Paragraph titles or captions contained in this Sixth Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Sixth Amendment or the intent of any provision hereof.

         IN WITNESS WHEREOF, the Employee has hereunto set his hand and the Employer has caused this Amendment to be executed by its duly authorized officer effective as of the day and year first above written.

                         SOUND ADVICE, INC.

                         By: /S/ MICHAEL BLUMBERG
                            ---------------------
                         MICHAEL BLUMBERG, Senior
                         Vice President

                         EMPLOYEE:

                         /S/ PETER BESHOURI
                         ------------------
                         PETER BESHOURI

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



                     SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT

         SIXTH AMENDMENT, made and entered into effective as of the 1st day of July, 1995, to the Employment Agreement, dated as of June 30, 1986, by and between SOUND ADVICE, INC., a Florida corporation (the "Employer"), and MICHAEL BLUMBERG (the "Employee"), as previously amended by that First Amendment to Employment Agreement, dated as of May 15, 1989, that Second Amendment to Employment Agreement, dated as of October 27, 1989, that Third Amendment to Employment Agreement, dated as of July 1, 1992, that Fourth Amendment to Employment Agreement, dated as of July 1, 1993, and that Fifth Amendment to Employment Agreement, dated as of July 1, 1994 (collectively, the "Agreement").

                              W I T N E S S E T H :

         WHEREAS, the Employee and the Employer mutually desire and each of them is willing, in accordance with the terms and conditions specifically restated, added, deleted or otherwise set forth below, to amend the Agreement, it being understood by the Employee and the Employer that all terms and conditions of the Agreement not otherwise modified by this Sixth Amendment thereto shall remain effective and continue operating in full force throughout the entire term of the Agreement, as amended.

         NOW, THEREFORE, for and in consideration of the covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

         1. TERM. Section 2 of the Agreement is hereby amended to provide that the term of the Agreement is hereby extended for another year or until June 30, 1996.

         2. BONUS. In lieu of any bonus arrangement set forth in Section 4(b) of the Agreement, the Employee shall be entitled to participate in the Employer's annual incentive bonus plan and long term incentive stock option program adopted in December 1994 by the Employer's Board of Directors and the Stock Option Committee thereof, respectively.

         3. EFFECT. Except as otherwise modified by this Sixth Amendment, all terms, conditions and provisions of the Agreement shall remain effective and continue operating in full force throughout the entire term of the Agreement, as amended.

         4. CAPTIONS. Paragraph titles or captions contained in this Sixth Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Sixth Amendment or the intent of any provision hereof.

         IN WITNESS WHEREOF, the Employee has hereunto set his hand and the Employer has caused this Amendment to be executed by its duly authorized officer effective as of the day and year first above written.

                         SOUND ADVICE, INC.

                         By: /S/ PETER BESHOURI
                             ---------------------------
                             PETER BESHOURI, President
                             and Chief Executive Officer

                         EMPLOYEE:

                         /S/ MICHAEL BLUMBERG
                         --------------------
                         MICHAEL BLUMBERG


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